MERRILL LYNCH IRA ANNUITY

Issued by

TRANSAMERICA ADVISORS LIFE INSURANCE COMPANY

MERRILL LYNCH LIFE VARIABLE ANNUITY SEPARATE ACCOUNT VA D

Supplement dated November 18, 2016

to the

Prospectus dated May 1, 2014

TRANSAMERICA FINANCIAL LIFE INSURANCE COMPANY

ML OF NEW YORK VARIABLE ANNUITY SEPARATE ACCOUNT D

Supplement dated November 18, 2016

to the

Prospectus dated May 1, 2005

Effective on or about July 15, 2016 (“merger date”), the following subaccount merged.

Current Fund	Acquiring Fund
Putnam Voyager Fund – Class A Shares	Putnam Growth Opportunities Fund – Class A Shares

If you do not wish to remain allocated to the Subaccounts, you may generally transfer your policy value allocated in these Subaccounts to any other subaccount listed in your Prospectus. However, please note that there may be negative consequences and you may lose certain benefits if your transfer or updated investment allocation violates any allocation guidelines and restrictions applicable to allocation instructions for premium payments or other purposes (for example, dollar cost averaging, asset rebalancing or guaranteed withdrawal benefits).

If you reallocate your policy value to another subaccount from the Subaccounts, you will not be charged for the transfer from that Subaccount to another available subaccount if made within 30 days of the merger date. This reallocation also will not count as a transfer for purposes of any free transfers that you receive each contract year.

This Prospectus Supplement must be accompanied or preceded

by the Prospectus for the

Merrill Lynch IRA Annuity dated May 1, 2014